LORD ABBETT SECURITIES TRUST

Lord Abbett Micro Cap Growth Fund

Supplement dated May 29, 2020 to the

Summary Prospectus, Prospectus, and Statement of Additional Information,

each dated March 1, 2020

This supplement updates certain information contained in Lord Abbett Micro Cap Growth Fund’s (the “Fund”) summary prospectus, prospectus, and statement of additional information (“SAI”). Please review this important information carefully.

On May 28, 2020, the Board of Trustees for Lord Abbett Securities Trust (the “Board”) approved the following changes to the Fund’s share classes and fees and expenses. These changes are expected to take effect on June 1, 2020.

Fees and Expenses

The Board approved the following changes to the Fund’s fees and expenses, as reflected in the fee table below:

•	a decrease in the Fund’s contractual management fee rate from 1.50% to 0.90%; and
•	a 12b-1 fee of 0.25% assessed on purchases of Class A shares of the Fund.

        The Fund’s prospectus and SAI is hereby supplemented and superseded to the extent necessary to reflect the following information.

Shareholder Fees(1) (Fees paid directly from your investment)

Class	A	I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Class	A	I
Management Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.16%	0.16%
Total Annual Fund Operating Expenses	1.31%	1.06%

(1)	A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.
(2)	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$701	$966	$1,252	$2,063	$701	$966	$1,252	$2,063
Class I Shares	$108	$337	$585	$1,294	$108	$337	$585	$1,294

        The row titled “Distribution and Service (12b-1) Fee(2) (for Micro Cap Growth Fund only)” of the table in the subsection of the prospectus titled “Choosing a Share Class – Key Features of Share Classes – Class A Shares” is hereby deleted in its entirety.

Share Classes

The Board approved the following change to the Fund’s share classes:

•	a broadening of investor eligibility criteria for the currently existing Class A and Class I shares of the Fund, so that the eligibility categories for those share classes will be fully consistent with those of the same share classes of other Lord Abbett funds.

        The sub-section of the prospectus titled “More Information About the Funds – Information about the Availability of Micro Cap Growth Fund” is hereby deleted in its entirety. The sub-sections titled “Class A Shares” and “Class I Shares” in the section “Information for Managing Your Fund Account – Choosing a Share Class – Additional Information about the Availability of Share Classes” disclose the eligibility criteria for Class A and Class I shares, respectively, of the Fund.

        The last paragraph of the section of the SAI titled “Fund Information” is hereby deleted in its entirety.

Please retain this document for your future reference.